Accounts payable - Schedule of Accounts Payable (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2022 MXN ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 MXN ($)	Dec. 31, 2020 MXN ($)
Disclosure Of Detailed Information About Accounts Payable [Abstract]
Suppliers	$ 1,894,474	$ (304,696)	$ 2,734,704	$ 952,912
Others suppliers	90,021		119,024	56,353
Interest payable	288,457		127,905	90,759
Direct employee benefits	108,987		91,983	88,567
Others	90,352		73,928	5,759
Total	$ 2,472,291		$ 3,147,544	$ 1,194,350